                                                                   EXHIBIT 10.35

                              EMPLOYMENT AGREEMENT
                              --------------------

     This agreement (the "Agreement") is made as of the ____ day of April, 1998 (the "Effective Date"), by and between Mark J. Cocozza (the "Employee") and Maxwell Shoe Company Inc., a Delaware corporation (the "Company").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes the Employee's past and continuing contribution to the growth and success of the Company and desires to assure the Company of the Employee's continued employment in an executive capacity and to compensate him therefor; and

     WHEREAS, the Company and the Employee each wishes that this Agreement supersede and render void the terms of that certain Employment Agreement dated as of January 26, 1994 by and between the Company and the Employee; and

     WHEREAS, the Employee wishes to continue his employment by the Company and to commit himself to serve the Company on the terms herein provided;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

     1.  Position, Responsibilities and Term of Employment.
         -------------------------------------------------

     1.01  Position and Responsibilities.  The Employee shall serve as Chairman
           -----------------------------
of the Board, Chief Executive Officer and President of the Company and in such additional management position(s) as the Board shall designate. In this capacity the Employee shall, subject to the by-laws of the Company and to the direction of the Board, have general supervisory responsibility for the operations of the Company's business. The Employee shall be accountable to the Board and shall perform and discharge, faithfully, diligently and to the best of his ability, his duties and responsibilities hereunder. The Employee shall devote substantially all of his working time and efforts to the business and affairs of the Company.

     1.02  Term.  Subject to the provisions of Sections 1.03, 1.04, 1.05 and
           ----
1.06 hereof, the term of this Agreement shall commence on the Effective Date and shall expire on the fifth anniversary of the Effective Date.

     1.03  Termination on Account of the Employee's Death.  In the event of the
           ----------------------------------------------
Employee's death during the term of this Agreement, this Agreement shall terminate except as provided in this Section 1.03. Following the Employee's death, the beneficiary or beneficiaries indicated below shall be entitled to the following benefits:

     (a) For a period of six months subsequent to the date of the Employee's death, the Company shall continue to pay an amount equal to the Employee's Base Salary (as defined in Section 2.01 hereof) to Susan M. Cocozza, the Employee's beneficiary, or such other beneficiary or beneficiaries as he may later designate (or to his estate, if he fails to make such designation) at the salary rate in effect on the date of his death, said payments to be made on the same periodic dates as salary payments would have been made to the Employee had he not died.

     (b) For a period of six months subsequent to the date of the Employee's death, the Employee's surviving spouse, if any, shall continue to receive all benefits described in Section 2.04 hereof in effect on the date of his death. For purposes of determining the amount of such benefits, the Employee shall be deemed to have remained in the employ of the Company, with an annual salary at the rate in effect on the date of his death. In addition, service credits under the benefit plans will continue to accrue during such six-month period as if the Employee had remained an employee of the Company. If benefits or service credits contemplated by the previous two sentences cannot be provided under any benefit plan because of a prohibition in the terms of the plan, the Company shall pay or provide directly for payment of any benefits which would have been payable if the terms of such benefit plan allowed for the crediting required by the two previous sentences.

The Employee may change the beneficiary for the purposes of this Section 1.03 by making a written designation and delivering such designation to the Secretary of the Company. If the Employee makes more than one such written designation, the designation last received by the Chairman of the Board before the Employee's death shall control.

     1.04.  Termination for Cause.  The Company shall have the right, after
            ---------------------
fourteen (14) days' written notice to the Employee, to terminate his employment for cause. For purposes of this Agreement, cause ("Cause") shall mean (a) committing fraud, misappropriation or embezzlement in the performance of duties as an employee of the Company, (b) conviction of a felony involving a crime of moral turpitude, (c) willful disregard of any written directive of the Board that is not inconsistent with the Company's Certificate of Incorporation, by-laws or applicable law, (d) an act of the Employee constituting willful material breach by the Employee of any material provision of this Agreement or (e) the Employee willfully engaging in any business activity that materially conflicts with Employee's duties owed to the Company. Any termination of the Employee for Cause after a Change of Control occurs (as defined in Section 4.03(a) hereof) must relate to an act or omission of the Employee occurring after the Change of Control occurs.

     1.05  Termination for Other than Cause.  Subject to the provisions of
           --------------------------------
Section 4 hereof, the Employee's employment may be terminated by either party by giving thirty (30) days written notice to the other party. If the Employee terminates his employment, it shall be considered to be a termination of the Employee's employment by the Company for other than Cause if any of the following events shall occur: if the Company (a) fails to appoint (or elect) the Employee to the position or positions listed in Section 1.01 hereof; (b) fails to comply with the provisions of Section 2 hereof; (c) engages in conduct that, against the Employee's volition, would cause the Employee to commit fraudulent acts or would expose the Employee to criminal liability; (d) reduces or attempts to reduce the Employee's annual compensation (as described in Section 2 hereof); (e) takes or attempts to take from the Employee a title or an office; or (f) effects or attempts to effect a significant change in the Employee's responsibilities and/or duties which constitutes a demotion in the judgment of the Employee (such judgment being exercised in good faith).

     1.06  Extensions.  On the fifth anniversary of the Effective Date, and on
           ----------
each subsequent annual anniversary of the Effective Date thereafter, this Agreement shall be automatically extended for an additional year unless either party notifies the other in writing more than six months prior to the relevant anniversary date that this Agreement is no longer to be extended.

     2.  Compensation.
         ------------

     2.01  Base Salary.  For the period beginning with the date hereof through
           -----------
October 31, 1998, the Company shall pay to the Employee for the services to be rendered hereunder a base salary (the "Base Salary") at an annual rate of $525,000 and, for periods beginning after October 31, 1998, the Base Salary shall be determined by the Company's Compensation and Stock Option Committee; provided, however, that such Base Salary shall be paid at an annual rate not less than $525,000. The Employee's Base Salary shall be payable in periodic instruments in accordance with the Company's usual practice for its senior executive officers.

     2.02  Performance Bonus.  The Employee shall be eligible to receive an
           -----------------
annual performance bonus (the "Performance Bonus"), the amount of which shall be determined pursuant to the Company's Senior Management Incentive Plan established by the Company's Compensation and Stock Option Committee. Any Performance Bonus earned under this Section 2.02 shall be payable in accordance with the Company's normal practices with respect to bonus payments made to the Company's senior executive officers; provided, however, that any such Performance Bonus shall be paid not later than thirty (30) days after audited financial statements with respect to the Company's fiscal year during which such bonus was earned become available.

     2.03  Stock Option.  The Company and the Employee acknowledge that, on the
           ------------
Effective Date, the Company granted a nonqualified stock option to the Employee to purchase 75,000 shares of the Company's Class A Common Stock at an exercise price per share equal to the fair market value on the Effective Date and subject to certain time and stock price performance vesting provisions as set forth in that certain Stock Option Agreement between the Company and the Employee, dated as of April ___, 1998 (the "Stock Option Agreement"), a copy of which is attached hereto as Exhibit A.

     2.04  Participation in Benefit Plans.  The Employee shall be entitled to
           ------------------------------
participate in, and receive benefits under, all the Company employee benefit plans and arrangements in effect on the Effective Date for as long as such plans and arrangements may remain in effect (including, but not limited to, participation in any pension and profit-sharing plan adopted by the Company, any employee stock option plan and all group life, health, dental, disability and other insurance) or any substitute or additional plans, policies or arrangements made available in the future to the executives and key management employees of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans, policies and arrangements. Nothing paid to the Employee under any plan, policies or arrangement presently in effect or made available in the future shall be deemed to be in lieu of other compensation to the Employee hereunder as described in this Section 2.

     2.05  Vacation Days; Sick Leave.  The Employee shall be entitled to annual
           -------------------------
vacation time and sick leave without reduction in Base Salary in the same amount and manner as other senior executive officers of the Company.

     2.06  Expenses.  During the term of his employment hereunder, the Employee
           --------
shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures established by the Board for its senior executive officers) in performing services hereunder, provided that the Employee properly accounts therefor in accordance with Company policy.

     3.  Rights and Obligations Binding on Employee, the Company and its
         ---------------------------------------------------------------
Successor(s).
------------

     This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of each of the parties hereto and shall also bind and inure to the benefit of any successor or successors, or assignee or assignees, of the Company. Except as to any such successor or assignee of the Company, neither this Agreement nor any rights, obligations or benefits hereunder may be assigned by the Company or by the Employee. As used in this Agreement, a "successor" or "assignee" of the Company shall include but not be limited to (a) any person or entity succeeding the Company, whether by sale or exchange of stock or assets, merger, consolidation, recapitalization, or a reorganization of any kind, including but not limited to all reorganizations defined in section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) any person or entity receiving, directly or indirectly, any substantial portion of the business, properties or assets of the Company, in any type of transfer, including, but not limited to, any sale, exchange or other transfer of any assets of the Company, or any transfer in connection with the liquidation and/or dissolution of the Company, or the bankruptcy of the Company. For any such transaction in which the successor or assignee does not succeed to the obligations of the Company under this Agreement by operation of law, the Company agrees that it shall be a precondition to the closing of such transaction that the successor or assignee expressly assume the Company's obligations under this Agreement. Except as provided in Section 4.03 hereof, the rights and obligations of the parties to this Agreement shall not be limited in any way or affected by a Change of Control (as defined in Section 4.03 (a) hereof).

     4.  Consequences of Early Termination of Agreement.
         ----------------------------------------------

     4.01  Termination by the Company Other than for Cause.  If the Company
           -----------------------------------------------
terminates this Agreement other than for Cause (including if the Employee terminates this Agreement under the circumstances described in the second sentence of Section 1.05 hereof), then the Employee (or the Employee's beneficiary designated pursuant to Section 1.03 hereof if the Employee is deceased at the time of payment) shall continue, throughout the remainder of what would have been the normal term of this Agreement, to receive such compensation and benefits as are provided to the Employee pursuant to Section 2 hereof; provided, however, that in no event shall the Employee receive, during the period beginning with the date of termination of the Employee's employment and the end of what would have been the normal term of this Agreement, an aggregate amount of compensation and benefits less than one and one-half (11/2) times the Employee's total compensation (including, for purposes of computing total compensation under this Section 4.01, the amount of any bonus or employee benefits accrued during the relevant period) earned during the twelve-month period immediately preceding the effective date of such termination. The Employee's right to receive such compensation and benefits shall not be subject to any obligations on the part of the Employee to perform any work or other obligations on behalf of the Company, its successor(s) or assignee(s), or to mitigate his damages; provided, however, that if the Employee actually receives compensation for services rendered to any person other than the Company, which services were rendered after the date the Employee was terminated by the Company and before the date constituting the end of what would have been the normal term of this Agreement, then the amount of any such compensation shall be subtracted from the amount otherwise owed to the Employee by the Company pursuant to this Section 4.01. For the purposes of determining the amount of benefits to which the Employee shall continue to be entitled pursuant to Section 2.04 above, the Employee shall be deemed, throughout the period of his entitlement pursuant to this Section 4.01, to have remained in the employ of the Company with an annual salary at the rate in effect on the date of his termination of employment. If continuation of any of the benefits described in Section 2.04 cannot be provided as contemplated by this Section 4.01 on account of a prohibition in the terms of a benefit plan, the Company shall pay or provide directly for payment of any benefits which would have been payable if the terms of such plan allowed for the crediting anticipated in this Section 4.01.

     4.02  Termination by the Company for Cause.  If the Company terminates this
           ------------------------------------
Agreement for Cause, then the Company shall thereafter have no further obligations or liability to the Employee under this Agreement; provided, however, that the Employee shall be entitled to receive within thirty (30) days after the effective date of such termination such compensation and benefits as are accrued and unpaid on the effective date of such termination.

     4.03  Termination Following Change of Control.  If there is a Change of
           ---------------------------------------
Control while this Agreement is in effect, the provisions of this Section 4.03 shall apply and shall continue to apply for a one-year period following the Change of Control, regardless of whether or not this Agreement is terminated. If during the one-year period following a Change of Control the Employee's employment is terminated by the Company without Cause, the Employee (or the Employee's beneficiary designated pursuant to Section 1.03 hereof if the Employee is deceased at the time of payment) shall receive such compensation as is provided to the Employee pursuant to subsection (b) of this Section 4.03. After said one-year period following said Change of Control, this Section 4.03 shall no longer apply, and all of the other provisions of this Agreement shall apply and remain in full force and effect.

     (a) For the purposes of this Section 4.03, Change of Control shall mean the occurrence of one or more of the following three events:

          (i) any one beneficial stockholder or affiliated group of beneficial stockholders becomes at any time the beneficial holder of twenty-five percent (25%) or more of the aggregate voting power of the issued and outstanding securities of the Company with rights to vote for the election of directors of the Company;

          (ii) at any time after any "reorganization" involving the Company, as such term is defined in section 368 of the Code, or any other type of reorganization, recapitalization, merger, consolidation or sale of assets involving the Company, or a contested election of a Company director, or any combination of the foregoing, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board; or

          (iii) at any time after a tender offer or exchange offer for voting securities of the Company (other than by the Company), the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board.

     (b) If the Employee becomes entitled to receive compensation pursuant to this Section 4.03, then, in addition to any payments to which the Employee is entitled under Section 4.01 hereof, the Employee shall receive within thirty (30) days of the termination of his employment a lump-sum payment equal to three (3) times the Employee's average annual total compensation (including, for purposes of computing total compensation under this Section 4.03, the amount of any bonus and employee benefits accrued during the relevant period) earned during the five-year period immediately preceding the effective date of the change of control (such payment hereinafter referred to as the "Termination Payment"). If any amount payable to the Employee pursuant to this Section 4.03 would subject the Employee to the excise tax imposed by section 4999 of the Code, then the amount of the Termination Payment that the Employee would otherwise have been entitled to receive under this Section 4.03 shall be reduced to the amount that maximizes the amount of the Termination Payment net of such excise tax.

     4.04  Other Terminations.  If the Employee terminates his employment under
           ------------------
this Agreement under such circumstances as would not cause the Employee to be deemed to be terminated by the Company for other than Cause as provided in the second sentence of section 1.05 hereof, and Section 4.03 does not apply to such termination, then the Employee shall be entitled to receive within thirty (30) days after the effective date of such termination such compensation and benefits as are accrued and unpaid on the effective date of such termination, and neither party to this Agreement shall thereafter have any further liability to the other under this Agreement.

     5.  Miscellaneous.
         -------------

     5.01  Governing Law.  This Agreement shall be construed in accordance with
           -------------
and governed for all purposes by the laws of The Commonwealth of Massachusetts.

     5.02  Interpretation.  In case any one or more of the provisions contained
           --------------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     5.03  Legal Fees.  Any legal expenses incurred by either party to this
           ----------
Agreement in enforcing its rights hereunder (including any legal expenses incurred with respect to any arbitration proceeding pursuant to Section 5.04 hereof) shall be borne and paid solely by such party. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, no provision of this Agreement shall be construed as a limitation on or waiver of any rights that one party to this Agreement may have to be reimbursed by the other party to this Agreement for such first party's attorneys' fees pursuant to any statute or other applicable law.

     5.04 Arbitration of Disputes. Any controversy or claim arising out of, or
          -----------------------
relating to, any provision of this Agreement shall be settled by binding arbitration in accordance with the laws of The Commonwealth of Massachusetts by three arbitrators, one of whom shall be appointed by the Company, one by the Employee, and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Boston. Such arbitration shall be conducted in the City of Boston in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this
Section 5.04. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     5.05  Notices.  Any notice required or permitted to be given hereunder
           -------
shall be effective when received and shall be sufficient if in writing and if personally delivered or sent by certified or registered mail, return receipt requested, to the party to receive such notice at its address set forth below or at such other address as a party may by notice specify to the other.

     If to the Company:                      If to the Employee:

     Maxwell Shoe Company Inc.               Mark J. Cocozza
     101 Sprague Street                      1 Pendant Court
     P.O. Box 37                             Andover, MA 01810
     Readville (Boston), MA  02137

     Attn:  James J. Tinagero,
     Executive Vice President

     With a copy to:                         With a copy to:

     Jonathan K. Layne, Esq.                 Thomas E. Peckham, Esq.
     Gibson, Dunn & Crutcher LLP             Peckham, Lobel, Casey, Prince & Tye
     333 South Grand Avenue                  Boston, MA  02109
     Los Angeles, CA  90071

     5.06  Confidential Information.  The Employee will not disclose to any
           ------------------------
other person or entity (except as required by applicable law or in connection with the performance of his responsibilities hereunder), or use for his own benefit, any confidential information of the Company obtained by him incident to his employment with the Company. The term "confidential information" includes, without limitation, financial information, business plans, prospects and opportunities which have been discussed or considered by the Company's management but does not include any information which has become public other than on account of the Employee's failure to comply with the provisions of this
Section 5.06.

     5.07 Non-Competition. The Employee agrees that, for a period of eighteen
          ---------------
(18) months following the date of termination of this Agreement (other than a termination that results solely from the expiration of the initial or extended normal term of this Agreement contemplated by Sections 1.02 and 1.06 hereof), he will not directly or indirectly own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, or solicit any employees of the Company on behalf of, any entity or business which competes directly with the footwear or retail businesses conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted or is proposed to be conducted at such date of termination; provided, however, that this provision shall not apply if this Agreement is terminated as provided in the parenthetical phrase set forth above in this sentence. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5.07, (i) no business shall be deemed to be a business conducted by the Company, or any group, division or subsidiary of the Company, unless not less than five percent (5%) of the Company's consolidated gross sales or operating revenues is derived from, or not less than five percent (5%) of the Company's consolidated assets is devoted to, such business; and (ii) no business conducted by any entity by which the Employee is employed or in which he is interested or with which he is connected or associated shall be deemed competitive with any business conducted by the Company unless it is one from which five percent (5%) or more its consolidated gross sales or operating revenues is derived, or to which five percent (5%) or more of its consolidated assets is devoted; provided, however, that if the actual gross sales or operating revenues or assets of such entity derived from or devoted to such business is equal to or in excess of ten percent (10%) of the most nearly comparable figure for the Company, such business of such entity shall be deemed, to be competitive with a business of the Company. Furthermore, ownership of five percent (5%) or less of the voting stock of any publicly held corporation shall not constitute a violation of this Section 5.07.

     5.08 Amendment and Waiver. This Agreement may not be amended, supplemented
          --------------------
or waived except by a writing signed by the party against which such amendment, supplement or waiver is to be enforced. The waiver by any party of a breach of any provision of this Agreement shall not operate to waive, or be construed as a waiver of, any other breach of that provision nor as a waiver of any breach of another provision.

     5.09 Binding Effect. Subject to the provisions of Section 3 hereof, this
          --------------
Agreement shall be binding on the successors and assigns of the parties hereto.

     5.10 Other Agreements. This Agreement supersedes and renders void the terms of any previously executed employment, including but not limited to that certain Employment Agreement dated January 26, 1994 between the Company and the Employee, and/or compensation agreements between the parties, which shall no longer be considered to have any force or effect.

     5.11  Counterparts.  This Agreement may be executed in two counterparts,
           ------------
each of which is an original but which shall together constitute one and the same instrument.

     Upon execution below by both parties, this Agreement will enter into full force and effect as of April ___, 1998.

MAXWELL SHOE COMPANY INC.               THE EMPLOYEE
By:
   --------------------------           ------------------------
   James J. Tinagero                    Mark J. Cocozza
   Executive Vice President

                                   Exhibit A
                                   ---------


                            Stock Option Agreement

                           MAXWELL SHOE COMPANY INC.
                           -------------------------
                  EMPLOYEE NONQUALIFIED STOCK OPTION AGREEMENT
                  --------------------------------------------
                                PURSUANT TO THE
                                ---------------
                           1994 STOCK INCENTIVE PLAN
                           -------------------------

     This Employee Nonqualified Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant indicated below by and between Maxwell Shoe Company Inc., a Delaware corporation (the "Company"), and the person named below as Employee.

     WHEREAS, Employee is an employee of the Company and/or one or more of its subsidiaries; and

     WHEREAS, pursuant to the Company's 1994 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Employee of an option to purchase shares of the Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1.  GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS.  The Company hereby
         ---------------------------------------------
grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Boston time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall become exercisable to purchase ("Vesting Rate") that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Vesting Rate indicated below.

     Employee:                       Mark J. Cocozza

     Date of Grant:                  April ___, 1998

     Number of shares purchasable:   75,000

     Exercise Price per share:       $ __________

     Expiration Date:         April ___, 2008

     Vesting Rate:

     (A) With respect to 35,000 Option Shares, the Vesting Rate shall be as follows: 17% on 4/___/1999, 17% on 4/___/2000, 33% on 4/___/2001 and 33% on
4/___/2002.

     (B) With respect to 40,000 Option Shares, the Vesting Rate shall be as follows:

        (i) 13,333 Option Shares shall vest on the date, if ever, when the last sale price of the Common Stock equals or exceeds the sum of (x) the average of the last sale prices of the Common Stock during the period commencing on the Date of Grant and ending on May ___, 1998 (thirty days after the Date of Grant) and (y) two dollars.

       (ii) 13,333 Option Shares shall vest on the date, if ever, when the last sale price of the Common Stock equals or exceeds the sum of (x) the average of the last sale prices of the Common Stock during the period commencing on the Date of Grant and ending on May ___, 1998 (thirty days after the Date of Grant) and (y) four dollars.

      (iii) 13,334 Option Shares shall vest on the date, if ever, when the last sale price of the Common Stock equals or exceeds the sum of (x) the average of the last sale prices of the Common Stock during the period commencing on the Date of Grant and ending on May ___, 1998 (thirty days after the Date of Grant) and (y) six dollars.


     The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code.

     2.  ACCELERATION OF VESTING AND TERMINATION OF OPTION.
         -------------------------------------------------

     (a)  Termination of Employment.
          -------------------------

     (i) Retirement. If Employee ceases to be employed by reason of Employee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Retirement.

               (ii) Death or Permanent Disability. If Employee ceases to be employed by reason of the death or Permanent Disability (as hereinafter defined) of Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of Employee's death or Permanent Disability. "Permanent

     Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

               (iii) Termination for Cause. If Employee is terminated for Cause, both the vested and unvested portions of the Option shall terminate immediately. "Cause" shall mean Employee's (A) conviction by a court of competent jurisdiction of a felony or serious misdemeanor involving moral turpitude, (B) willful disregard of any written directive of the Board that is not inconsistent with the Certificate of Incorporation or Bylaws of the Company or applicable law, (C) breach of his or her fiduciary duty involving personal profit, or (D) neglect of his or her duties that has a material adverse effect on the Company.

               (iv) Other Termination. If Employee is terminated without Cause, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the 90th day following the date of such termination of employment; provided, however, that if Employee is terminated without Cause within one year after a Change of Control, then
     (x) the portion of the Option that has not vested on or prior to the date on which Employee is terminated shall fully vest as of such date and (y) the Option shall terminate upon the earlier of the Expiration Date or the 90th day following the date on which Employee is terminated. A "Change of Control" shall mean the first to occur of the following:

                   (1) the date upon which the directors of the Company who were nominated by the Board for election as directors cease to constitute a majority of the directors of the Company;

                   (2) the consummation of a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) (a) as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company and (b) the terms of which provide that the Option shall continue in effect thereafter; or

                   (3) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing more than 50% of the voting power of the Company (a "50% Stockholder"); provided, however, that the term "50% Stockholder" shall not include (a) the Company or any of its subsidiaries, (b) any employee benefit plan of the Company or any of its subsidiaries, (c) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (d) any person or entity who held shares of the Company's Class B Common Stock, par value $.01 per share, as of the completion of an initial public offering of shares of the Common Stock and any Permitted Transferee (as defined in the Company's Certificate of Incorporation) of such person or entity, or (e) any person or entity if the transaction that resulted in such person or entity becoming a 50% Stockholder was approved in advance by the Board.

         (b) Death Following Termination of Employment. Notwithstanding anything
             -----------------------------------------
to the contrary in this Agreement, if Employee shall die at any time after the termination of his or her employment and prior to the date on which the Option is terminated pursuant to Section 2(a), then the vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of Optionee's death.

          (c) Acceleration of Option of Option by Committee. The Committee, in
              ---------------------------------------------
its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

          (d)  Other Events Causing Acceleration and Termination of Option.
               -----------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, the Option shall become fully exercisable immediately prior to, and shall terminate upon, the consummation of any of the following events:

               (i) the dissolution or liquidation of the Company;

               (ii) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board and the terms of such reorganization, merger or consolidation shall provide that the Option shall continue in effect thereafter on terms substantially similar to those under the Plan; or

               (iii) a sale of all or substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

          3. ADJUSTMENTS. In the event that the outstanding securities of the
             -----------
class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

     4. EXERCISE. The Option shall be exercisable during Employee's lifetime
        --------
only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise (the "Exercise Notice"), which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by one or more of the following means:

               (a) by the delivery to the Company of a promissory note in a form and amount satisfactory to the Committee, provided that the principal amount of such note shall not exceed the excess of such aggregate Exercise Price over and above the aggregate par value of the Purchased Shares; or

               (b) by (i) the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise) and/or (ii) "pyramiding" of shares issuable upon exercise of the Option, provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to
             ----------------------------
withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the "Withholding Liability"), then Employee shall, on the date of exercise and as a condition to the issuance of the Option Shares, pay the Withholding Liability to the Company in cash or by check payable to the Company. Employee hereby consents to the Company withholding the full amount of the

Withholding Liability from any compensation or other amounts otherwise payable to Employee if Employee does not pay the Withholding Liability to the Company on the date of exercise of the Option, and Employee agrees that the withholding and payment of any such amount by the Company to the relevant taxing authority shall constitute full satisfaction of the Company's obligation to pay such compensation or other amounts to Employee.

          6. NOTICES. All notices and other communications required or permitted
             -------
to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 101 Sprague Street, P.O. Box 37, Readville (Boston), Massachusetts 02137,
Attention: President, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7. STOCK EXCHANGE OR NASDAQ REQUIREMENTS; APPLICABLE LAWS.
             ------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8. NON-TRANSFERABILITY. Neither the Option nor any interest therein
             -------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution

          9. PLAN. The Option is granted pursuant to the Plan, as in effect on
             ----
the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Employee, without his or her consent, of the Option or of any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee or any other person or entity then entitled to exercise the Option.

          10.  STOCKHOLDER RIGHTS. No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          11. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option
              -----------------
granted hereunder shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

         12. GOVERNING LAW. This Agreement and the Option granted hereunder
             -------------
shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.

                              MAXWELL SHOE COMPANY INC.


                              By:________________________________
                                 Title:  President

                              EMPLOYEE:


                              __________________________________
                              Signature

                              __________________________________
                              Street Address

                              __________________________________
                              City, State and Zip Code

                              __________________________________
                              Social Security Number